SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------
                                    FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 3, 1998

                                  MID OCEAN LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Cayman Islands                 1-14336                 Not Applicable
----------------------------      ---------------         --------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)           Identification No.)

Richmond House, 12 Par la Ville Road, Hamilton, Bermuda           HM 08
--------------------------------------------------------        ----------
(Address of Principal Executive Offices)                        (Zip Code)

                                 (441) 292-1358
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS.

         On August 3, 1998, EXEL Limited ("EXEL") and Mid Ocean Limited ("Mid Ocean") issued the press release attached as Exhibit 99.1 announcing that shareholders of EXEL and Mid Ocean approved the merger of EXEL and Mid Ocean at separate shareholders' meetings held on August 3, 1998. In the same press release, EXEL and Mid Ocean also announced that the cash election period in connection with the merger expired on August 1, 1998, and that the cash portion of the merger consideration was fully subscribed.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


     (c)  Exhibits


Exhibit       Description
-------       ------------
99.1          Text of press release, dated August 3, 1998, issued by EXEL
              Limited and Mid Ocean Limited



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 6, 1998


                               MID OCEAN LIMITED



                                  By:/s/Michael A. Butt
                                     ------------------------------------
                                     Michael A. Butt
                                     Chief Executive Officer



                                 EXHIBIT INDEX

Exhibit       Description
-------       -----------
99.1          Text of press release, dated August 3, 1998, issued by EXEL
              Limited and Mid Ocean Limited